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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                      Current Report Pursuant to Section 13
                     of the Securities Exchange Act of 1934

 Date of Report (Date Earliest Event reported) -- May 5, 2003 (April 23, 2003)

                              CB BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

         Hawaii                     0-12396                     99-0197163
(State of Incorporation)   (Commission File Number)  (IRS Employer Identification No.)



                   201 Merchant Street, Honolulu, Hawaii 96813
                    (Address of principal executive offices)

                                 (808) 535-2500
                         (Registrant's Telephone Number)







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Item 5.  Other Events and Regulation FD Disclosure

         On April 23, 2003, CB Bancshares, Inc.'s (the "Company") Board of Directors amended certain sections of the bylaws of the Company. The text of the bylaw amendments is set forth in Exhibit 99.1 hereto, which is incorporated in this Item 5 by reference.

         On May 4, 2003, the Company's Board of Directors amended Section 7 of
Article II of the bylaws of the Company. The text of the bylaw amendment is set forth in Exhibit 99.2 hereto, which is incorporated in this Item 5 by reference.



Item 7. Financial Statements and Exhibits

(c)  Exhibits

         99.1     Amendments to the Company's bylaws adopted on April 23, 2003

         99.2     Amendment to the Company's bylaws adopted on May 4, 2003





















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: May 5, 2003                      CB Bancshares, Inc.

                                       By: /s/ Dean K. Hirata
                                           -------------------------------------
                                           Dean K. Hirata
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (principal financial officer)




















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